Earnings/(Loss) Per Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Earnings/(Loss) Per Share

12.	EARNINGS/(LOSS) PER SHARE
Basic earnings/(loss) per share “EPS”/(“LPS”) is calculated with reference to the weighted average number of common shares outstanding during the year.

The components of the numerator for the calculation of basic and diluted EPS/(LPS) are as follows:

	Year ended December 31,
(in thousands of $)	2025	2024	2023
Net income/(loss) net of non-controlling interests - continuing operations - basic and diluted	65,676	50,839	(47,086)
Net income net of non-controlling interests - discontinued operations - basic and diluted	—	—	293

The components of the denominator for the calculation of basic and diluted EPS/(LPS) are as follows:

	Year ended December 31,
(in thousands)	2025	2024	2023
Basic:
Weighted average number of common shares outstanding	103,311	104,200	106,620

Dilutive:
Dilutive impact of share options and RSUs (1)	1,117	1,068	—
Dilutive impact of 2025 Convertible Bonds (2)	5,066	—	—
Weighted average number of common shares outstanding	109,494	105,268	106,620

EPS/(LPS) per share are as follows:

	Year ended December 31,
	2025	2024	2023
Basic EPS/(LPS) from continuing operations	$0.64	$0.49	$(0.44)
Diluted EPS/(LPS) from continuing operations (1)	$0.60	$0.48	$(0.44)
Basic and diluted EPS/(LPS) from discontinued operations	—	—	—
(1) The effects of stock awards have been excluded from the calculation of diluted EPS/LPS from continuing operations for the year ended December 31, 2023 because the effects were anti-dilutive.
(2) On June 30, 2025, we issued $575 million of 2.75% convertible senior unsecured notes (the “2025 Convertible Bonds”), maturing December 15, 2030. The initial conversion rate is 17.3834 common shares per $1,000 principal amount of the bonds, equivalent to conversion price of approximately $57.53 per common share. The time-weighted potential dilutive impact of the issuance using the if-converted method has been reflected above.